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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): January 5, 2001
                                                          ---------------




                      CHARTER COMMUNICATIONS HOLDINGS, LLC
                      ------------------------------------
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    --------
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


               333-77499                                    43-1843179
               ---------                                    ----------
             333-77499-01                                   43-1843177
             ------------                                   ----------
        Commission File Number                           (Federal Employer
                                                      Identification Number)


12444 Powerscourt Drive - Suite 400

St. Louis, Missouri                                             63131
--------------------------------------------------              -----
(Address of Principal Executive Offices)                        (Zip Code)

(Registrant's telephone number, including area code)            (314) 965-0555




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ITEM 5.  OTHER ITEMS.

         Charter Communications Holdings, LLC ("Charter Holdings") and its wholly owned subsidiary, Charter Communications Holdings Capital Corporation (collectively, the "Issuers"), announced that they had entered into an agreement to sell $900.0 million of 10.75% Senior Notes due 2009, $500.0 million of 11.125% Senior Notes due 2011 and $350.6 million of 13.5% Senior Discount Notes due 2011 with a principal amount at maturity of $675.0 million (collectively, the "Notes"). The sale of the Notes will provide gross proceeds to the Issuers of approximately $1.75 billion. The transaction size was increased from the $850.0 million originally sought by the Issuers.

         The net proceeds of the offering will be used to repay $272.5 million that remains outstanding under the August 2000 $1.0 billion senior bridge loan of Charter Holdings and to repay a portion of amounts outstanding under the revolving credit facilities of certain subsidiaries of the Issuers. Funding is anticipated to close on January 10, 2001.

         A copy of the press release announcing the financing is being filed as
Exhibit 99.1 with this report.





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ITEM 7.  EXHIBITS.

         (a)      Exhibits.

                  99.1     Press release dated January 5, 2001.*

----------------
*filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          CHARTER COMMUNICATIONS
                                          HOLDINGS, LLC, a registrant

Dated January 5, 2001                     By:    /s/ KENT D. KALKWARF
                                                 --------------------
                                          Name:  Kent D. Kalkwarf
                                          Title: Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer
                                                 and Principal Accounting
                                                 Officer)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          CHARTER COMMUNICATIONS
                                          HOLDINGS CAPITAL CORPORATION, a
                                          registrant

Dated January 5, 2001                     By:    /s/ KENT D. KALKWARF
                                                 --------------------
                                          Name:  Kent D. Kalkwarf
                                          Title: Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer
                                                 and Principal Accounting
                                                 Officer)




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                                  EXHIBIT INDEX


99.1     Press release dated January 5, 2001.